Exhibit 99
                                                                    ----------

                                                          UACSC 2001-C

                                                  UNION ACCEPTANCE CORPORATION
                                                           (Servicer)
                                                            11/30/01

NOTE BALANCE RECONCILIATION                                               D O L L A R S                                 NUMBERS
                            CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4       CLASS B        TOTAL
                          ----------------------------------------------------------------------------------------------------------
Original Note Balances    62,105,000.00  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  330,000,000.00  21,076
Beginning Period Note
  Balances                49,150,428.51  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  317,045,428.51  20,448
Principal Collections -
  Scheduled Payments       3,840,612.45            -               -               -               -      3,840,612.45
Principal Collections -
  Payoffs                  5,504,185.15            -               -               -               -      5,504,185.15     442
Principal Withdrawal from
  Payahead                        51.41            -               -               -               -             51.41
Gross Principal Charge
  Offs                        94,925.79            -               -               -               -         94,925.79       7
Repurchases                         -              -               -               -               -               -         0
                          -------------  -------------   -------------   -------------   -------------  --------------  ------
Ending Note Balances      39,710,653.71  89,627,000.00   67,659,000.00   90,809,000.00   19,800,000.00  307,605,653.71  19,999
                          =============  =============   =============   =============   =============  ==============  ======


Note Factor                   0.6394115      1.0000000       1.0000000       1.0000000       1.0000000       0.9321383
Interest Rate                   2.5850%        3.0300%         3.8100%          4.390%          4.730%         3.5824%


PRINCIPAL BALANCE RECONCILIATION
Original Principal Balance                                              270,000,939.63
Beginning Period Principal Balance                                      317,045,428.51
Purchase of  Subsequent Prefunded Receivables                                        -
Principal Collections - Scheduled Payments                                3,840,612.45
Principal Collections - Payoffs                                           5,504,185.15
Principal Withdrawal from Payahead                                               51.41
Gross Principal Charge Offs                                                  94,925.79
Repurchases                                                                          -
                                                                        --------------
Ending Principal Balance                                                307,605,653.71
                                                                        ==============

PREFUND ACCOUNT RECONCILIATION

Original Balance                                                         59,999,060.37
Beginning Balance                                                                    -
Purchase of  Subsequent Prefunded Receivables                                        -
Prefund Account Interest Earned                                                  43.57
Withdrawal                                                                      (43.57)
                                                                        --------------
Ending Balance                                                                       -
                                                                        ==============


CASH FLOW RECONCILIATION

Principal Wired                                                           9,346,595.79
Interest Wired                                                            3,004,396.62
Withdrawal from Payahead Account                                                 51.97
Repurchases (Principal and Interest)                                                 -
Charge Off Recoveries                                                         2,903.97
Interest Advances                                                            40,280.29
Collection Account Interest Earned                                           18,388.65
Prefunding Reserve Amount Released from Spread Account                       13,300.00
Prefund Account Withdrawal                                                       43.57
Spread Account Withdrawal                                                            -
Policy Draw for Principal or Interest                                                -
                                                                        --------------

Total Cash Flow                                                          12,425,960.86
                                                                        ==============

TRUSTEE DISTRIBUTION (12/10/01)

Total Cash Flow                                                          12,425,960.86
Unrecovered Advances on Defaulted Receivables                                   574.21
Servicing Fee (Due and Unpaid)                                                       -
Interest to Class A-1 Noteholders, including any overdue amounts            112,936.76
Interest to Class A-2 Noteholders, including any overdue amounts            226,308.18
Interest to Class A-3 Noteholders, including any overdue amounts            214,817.33
Interest to Class A-4 Noteholders, including any overdue amounts            332,209.59
Interest to Class B Noteholders, including any overdue amounts               78,045.00
Principal to Class A-1 Noteholders, including any overdue amounts         9,439,774.80
Principal to Class A-2 Noteholders, including any overdue amounts                    -
Principal to Class A-3 Noteholders, including any overdue amounts                    -
Principal to Class A-4 Noteholders, including any overdue amounts                    -
Principal to Class B Noteholders, including any overdue amounts                      -
Insurance Premium                                                            42,272.72
Unreimbursed draws on the Policy for Principal or Interest                           -
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                    12,808.69
Deposit to Payahead                                                           1,824.08
Payahead Account Interest to Servicer                                             0.56
Excess                                                                    1,964,388.94
                                                                        --------------
Net Cash                                                                             -
                                                                        ==============


Servicing Fee Retained from Interest Collections                            264,206.48



SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                             91,200.00
Beginning Balance                                                         1,844,814.90
Trustee Distribution of Excess                                            1,964,388.94
Prefunding Reserve Amount Released                                          (13,300.00)
Interest Earned                                                               2,690.96
Spread Account Draws                                                                 -
Reimbursement for Prior Spread Account Draws                                         -
Distribution of Funds to Servicer                                                    -
                                                                        --------------
Ending Balance                                                            3,798,594.80
                                                                        ==============

Required Balance                                                          6,600,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                          9,900,000.00
Beginning Balance                                                         9,900,000.00
Reduction Due to Spread Account                                          (1,753,614.90)
Reduction Due to Principal Reduction                                        647,728.57
                                                                        --------------
Ending Balance                                                            8,794,113.67
                                                                        ==============

a) Outstanding Balance * 5.00% -Spread Balance                           14,007,456.53
b) Original Note Balance * 3.00%                                          9,900,000.00
c) Prior Payment Date First Loss Protection Amount                        9,900,000.00
                                                                        --------------
First Loss Protection Amount [lesser of a), b) or c) ]                    9,900,000.00
                                                                        ==============

First Loss Protection Fee %                                                      2.25%
First Loss Protection Fee                                                    18,562.50


POLICY  RECONCILIATION

Original Balance                                                        330,000,000.00
Beginning Balance                                                       316,766,126.77
Draws                                                                                -
Reimbursement of Prior Draws                                                         -
                                                                        --------------
Ending Balance                                                          316,766,126.77
                                                                        ==============

Adjusted Ending Balance Based Upon Required Balance                     305,035,582.25
                                                                        ==============
Required Balance                                                        305,035,582.25


PAYAHEAD RECONCILIATION


Beginning Balance                                                               396.99
Deposit                                                                       1,824.08
Payahead Interest                                                                 0.56
Withdrawal                                                                       51.97
                                                                        --------------
Ending Balance                                                                2,169.66
                                                                        ==============

CURRENT DELINQUENCY
                                                  GROSS
      # PAYMENTS DELINQUENT          NUMBER      BALANCE
                                  -------------------------
1 Payment                             251      2,506,842.04
2 Payments                             60        690,297.82
3 Payments                              8         95,201.77
                                  -------------------------
Total                                 319      3,292,341.63
                                  =========================

Percent Delinquent                      1.595%       1.070%




DELINQUENCY RATE (60+)
                                                                RECEIVABLE
                                                 END OF PERIOD  DELINQUENCY
             PERIOD                 BALANCE      POOL BALANCE      RATE
                                  -----------------------------------------
Current                             785,499.59   307,605,653.71     0.26%
1st Previous                        123,554.28   317,045,428.51     0.04%
2nd Previous                               -                -


NET LOSS RATE
                                                                                DEFAULTED
                                                 LIQUIDATION     AVERAGE        NET LOSS
             PERIOD                 BALANCE       PROCEEDS     POOL BALANCE    (ANNUALIZED)
                                  ---------------------------------------------------------
Current                           94,925.79      2,903.97      312,325,541.11        0.35%
1st Previous                      (6,923.02)     1,868.43      323,522,714.26       -0.03%
2nd Previous                            -           -            -

Gross Cumulative Charge Offs         88,002.77  Number of Repossessions                  4
Gross Liquidation Proceeds            4,772.40  Number of Inventoried Autos EOM          4
Net Cumulative Loss Percentage           0.03%  Amount of Inventoried Autos EOM  20,800.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)          0.02%
Trigger                                  0.60%
Status                                   OK
Net Cumulative Loss Trigger Hit in       NO
Current or any Previous Month


EXCESS YIELD TRIGGER
                                                          EXCESS YIELD
                              EXCESS     END OF PERIOD    PERCENTAGE
             PERIOD           YIELD      POOL BALANCE     (ANNUALIZED)
                           -------------------------------------------
Current                    1,979,596.48  307,605,653.71      7.72%
1st Previous               1,832,967.86  317,045,428.51      6.94%
2nd Previous                        -               -
3rd Previous                        -               -
4th Previous                        -               -
5th Previous                        -               -





                                     LEVEL       TRIGGER      STATUS
                                  --------------------------------------
Six Month Average Excess Yield        N/A         1.50%        N/A

Trigger Hit in Current or any Previous Month                    NO



DATE:  December 6, 2001           /s/ Diane Slomka
                                  --------------------------------------
                                              DIANE SLOMKA
                                                 OFFICER